UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 2, 2010

Date of Report (Date of earliest event reported)

ACTEL CORPORATION

(Exact name of registrant as specified in its charter)

California	000-21970	77-0097724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2061 Stierlin Court

Mountain View, California 94043-4655

(Address of principal executive offices, including zip code)

(650) 318-4200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 4, 2010, Microsemi Corporation issued a press release announcing its entry into a definitive agreement to acquire Actel Corporation for $20.88 per share through a cash tender offer. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press release issued by Microsemi Corporation on October 4, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTEL CORPORATION

Date: October 4, 2010	By:	/S/ MAURICE E. CARSON
Maurice E. Carson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on October 4, 2010, by Microsemi Corporation